UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016 (May 25, 2016)

SS&C Technologies Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34675	71-0987913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT		06095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of SS&C Technologies Holdings, Inc. (the “Company”) held on May 25, 2016, the Company’s shareholders approved the Company’s Amended and Restated 2014 Stock Incentive Plan, as described in the Company’s proxy statement filed on April 22, 2016.

The preceding is qualified in its entirety by reference to the copy of the Amended and Restated 2014 Stock Incentive Plan attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s annual meeting of shareholders held on May 25, 2016, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000.

The preceding is qualified in its entirety by reference to the copy of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, which became effective May 25, 2016, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of the Company held on May 25, 2016, the Company’s shareholders approved the following proposals and director nominations:

1.	Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 200,000,000 to 400,000,000. The votes cast with respect to this proposal are as follows:

For	Against	Abstained	Broker Non-Votes
93,646,550	237,623	3,128	27,584

2.	Approval of the Company’s Amended and Restated 2014 Stock Incentive Plan. The votes cast with respect to this proposal are as follows:

For	Against	Abstained	Broker Non-Votes
69,339,253	22,436,661	93,621	2,045,350

3.	The following nominees were elected to the Company’s Board of Directors as Class III directors, each to serve a term expiring at the 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified. The votes cast with respect to the election of these nominees are as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Smita Conjeevaram	91,640,401	229,134	2,045,350
Michael E. Daniels	76,930,107	14,939,428	2,045,350
William C. Stone	76,490,464	15,379,071	2,045,350

4.	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016. The votes cast with respect to this proposal are as follows:

For	Against	Abstained	Broker Non-Votes
93,637,476	189,712	87,697	—

Item 8.01	Other Events.

On May 25, 2016, the Company announced that its Board of Directors had approved a two-for-one stock split to be effected in the form of a stock dividend of one share of common stock for every share of common stock. The dividend will be distributed on or about June 24, 2016 to shareholders of record at the close of business on June 7, 2016. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of SS&C Technologies Holdings, Inc.

10.1	Amended and Restated 2014 Stock Incentive Plan of SS&C Technologies Holdings, Inc.

99.1	Press Release, issued by SS&C Technologies Holdings, Inc. on May 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES HOLDINGS, INC.

Date: May 26, 2016	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of SS&C Technologies Holdings, Inc.

10.1	Amended and Restated 2014 Stock Incentive Plan of SS&C Technologies Holdings, Inc.

99.1	Press Release, issued by SS&C Technologies Holdings, Inc. on May 25, 2016